Catalyst Dynamic Alpha Fund

(formerly known as Catalyst/CP Core Equity Fund)

Class A: CPEAX Class C: CPECX Class I: Class I: CPEIX

a series of

Mutual Fund Series Trust

17605 Wright Street, Omaha, NE 68130

July 7, 2014

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund’s Class A and C shares each dated November 1, 2013, and the Prospectus,  Summary Prospectus and Statement of Additional Information for the Fund’s Class I shares each dated June 5, 2014. ______________________________________________________________________________

Effective immediately, the name of the Catalyst/CP Core Equity Fund has been changed to the Catalyst Dynamic Alpha Fund. All references to the Catalyst/CP Core Equity Fund in the Fund’s Prospectuses, Summary Prospectuses and Statements of Additional Information are hereby changed to Catalyst Dynamic Alpha Fund.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for the Fund’s Class A and C shares each dated November 1, 2013, or the Prospectus and Statement of Additional Information for the Fund’s Class I shares each dated June 5, 2014 which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.